POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Randall A. Stafford, Esther Lum and

Elizabeth Brumley the undersigneds true and lawful

attorneys in fact to:

1. execute for and on behalf of the undersigned,

in the undersigneds capacity as an officer and/or director

of Bristow Group Inc.(the Company), Forms 3, 4 and 5

in accordance with Section 16(a) of the Securities

Exchange Act of 1934 and the rules thereunder;

2. do and perform any and all acts for and on behalf

of the undersigned which may be necessary or desirable

to complete and execute any such Form 3, 4, or 5

and file such form with the United States Securities

and Exchange Commission and any stock exchange or similar

authority; and

3. take any other action of any type whatsoever in connection with the foregoing which, in the opinion of any of such

attorneys in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of such attorney in fact

on behalf of the undersigned pursuant to this Power of

Attorney shall be in such form and shall contain such

terms and conditions as such attorney in fact may approve

in such attorney in facts discretion.

The undersigned hereby grants to each such attorney

in fact full power andauthority to do and perform any

and every act and thing whatsoever requisite,necessary

or proper to the done in the exercise of any of the rights

and powers herein granted as fully to all intents and purposes as the undersigned might or could do if personally present,

with full powerof substitution or revocation, hereby

ratifying and confirming all that such attorney in fact,

or such attorney in facts substitute or substitutes,

shall lawfully do or cause to be done by virtue

of this power of attorney and the rights and power herein

granted.

The undersigned acknowledges that none of the foregoing

attorneys in fact, in serving in such capacity at the request of the undersigned, is assuming, nor is the Company assuming,

any of the undersigneds responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934 (the Act).

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file

Forms 3, 4, and 5 with respect to the undersigneds

holdings of and transactions in securities issued by

the Company, unless earlier revoked by the undersigned

in a signed writing delivered to any of the foregoing

attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed as of

this 2nd day of February, 2009.

/S/ ken c. tamblyn

Ken C. Tamblyn